Exhibit A
Jeffrey F. Dale
Power of Attorney

POWER OF ATTORNEY:

EXHIBIT 24 - POWER OF ATTORNEY
LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

1.	The undersigned hereby
makes, constitutes and appoints
each of Nicolas Jafarieh, Jeffrey
Lipschutz,Richard Nelson,Michael
Sheehan and Paul Van Hook or
each of them acting individually,
as his or her true and lawful
attorney-in-fact, with full power
and authority to:

(A)	prepare, execute in the
undersigned s name and on the
undersigned s behalf, and submit
to the United States Securities
and Exchange Commission (the SEC)
a Form ID, including amendments
thereto, and any other documents
necessary or appropriate to obtain
codes and passwords enabling the
undersigned  to make electronic
filings with the SEC of the reports
required by Section 16(a) of the
Securities Exchange Act of 1934 and
the rules and regulations promulgated
thereunder, as amended from time to time
(the Exchange Act);

(B)	prepare, execute in the
undersigned s name and on the
undersigned s behalf and file
Forms 3, 4, and 5 (including any
amendments thereto) with respect
to the securities and derivative
securities of SLM Corporation,
(the Corporation), with the SEC,
any national securities exchanges
and the Corporation, as considered
necessary or advisable under Section
16(a) of the Exchange Act;

(C)	do and perform any and all acts
for and on behalf of the undersigned
which may be legally required or desirable in connection with the foregoing, including, but not limited to, seeking or obtaining information on transactions in the Corporations securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the attorney-in-fact and approves and ratifies any such release of information; and

(D)	perform any and all other acts
which in the discretion of such
attorney-in-fact are legally required
or desirable for and on behalf of the
undersigned in connection with the
foregoing, it being understood that
the documents executed by such
attorney-in -fact on behalf of
the undersigned pursuant to this
Limited Power of Attorney shall
be in such form and shall contain
such terms and conditions as
such attorney-in-fact may approve
in such attorney-in-facts discretion.

2.	The undersigned hereby gives
and grants each of the foregoing
attorneys-in-fact full power and
authority to do and perform all
and every act and thing whatsoever
requisite, necessary or appropriate
to be done in and about the foregoing
matters as fully to all intents and
purposes as the undersigned might or
could do if personally present, with
full power of substitution, hereby
ratifying and confirming all that
each such attorney-in-fact of, for
and on behalf of the undersigned,
shall heretofore or hereafter lawfully
do or cause to be done by virtue of
this Limited Power of Attorney.

The undersigned acknowledges that
the foregoing attorneys-in-fact in
serving in such capacity at the
request of the undersigned are not
assuming nor is the Corporation assuming, nor relieving the undersigned of, any of the undersigned s responsibilities to identify, disclose, ensure the proper reporting of and monitor the reporting of and any potential liability with respect to any transactions and holdings under Section 16 of the Exchange Act.

3.	This Limited Power of Attorney
shall remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4 and 5 with
respect to the undersigned s holdings of and transactions in the Corporations securities, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
Upon signing of this Limited Power of
Attorney, the undersigned hereby revokes all previous powers of attorney granted concerning the subject matter herein.

IN WITNESS WHEREOF, the undersigned has
caused this Limited Power of Attorney
to be executed as of the 6th day of
September 2018.

Signature:  /s/ Jeffrey F. Dale
	    Jeffrey F. Dale